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                                                                EXHIBIT a(I)(21)

                               ECLIPSE FUNDS INC.

                             ARTICLES SUPPLEMENTARY

      Eclipse Funds Inc., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland ("SDAT") that:

      FIRST: Under a power contained in Article V, Section 5.7 of the charter of the Corporation (the "Charter") and pursuant to Sections 2-105(a)(9) and 2-208 of the Maryland General Corporation Law (the "MGCL"), the Board of Directors of the Corporation (the "Board"), by resolutions duly adopted at a meeting held on September 28, 2005:

      RESOLVED, that pursuant to the authority contained in Article V, Section
      5.7 of the Charter, 1,000,000,000 authorized but unissued shares of MainStay Cash Reserves Fund, Sweep Shares, par value $0.01 per share, be and the same are hereby reclassified as (i) 250,000,000 MainStay Growth Equity Fund, Class A Shares, par value $0.01 per share, (ii) 250,000,000 MainStay Growth Equity Fund, Class B Shares, par value $0.01 per share,
      (iii) 250,000,000 MainStay Growth Equity Fund, Class C Shares, par value $0.01 per share, and (iv) 250,000,000 MainStay Growth Equity Fund, Class I Shares, par value $0.01 per ,

each such class having the preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption as set forth Article V of the Charter and in any other provisions of the Charter relating to stock of the Company generally, and it is

      SECOND: Immediately after these Articles Supplementary are accepted for record by the SDAT, the classes and series of Common Stock of the Corporation shall be as follows:

                                                                  AUTHORIZED SHARES
        NAME OF SERIES                         NAME OF CLASS        (IN MILLIONS)
        --------------                         -------------      -----------------
MainStay All Cap Value Fund                          A                   250
MainStay All Cap Value Fund                          B                   250
MainStay All Cap Value Fund                          C                   250
MainStay All Cap Value Fund                          I                   250
MainStay All Cap Value Fund                          R1                  250
MainStay All Cap Value Fund                          R2                  250
MainStay All Cap Growth Fund                         A                   250
MainStay All Cap Growth Fund                         B                   250
MainStay All Cap Growth Fund                         C                   250
MainStay All Cap Growth Fund                         I                   250
MainStay All Cap Growth Fund                         R1                  250
MainStay All Cap Growth Fund                         R2                  250

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
                                                                  AUTHORIZED SHARES
               NAME OF SERIES                  NAME OF CLASS        (IN MILLIONS)
               --------------                  -------------      -----------------
MainStay Asset Manager Fund                          A                   250
MainStay Asset Manager Fund                          B                   250
MainStay Asset Manager Fund                          C                   250
MainStay Asset Manager Fund                          I                   250
MainStay Asset Manager Fund                          R1                  250
MainStay Asset Manager Fund                          R2                  250
MainStay Cash Reserves Fund                          I                  4000
MainStay Cash Reserves Fund                     Sweep Shares            3000
MainStay Conservative Allocation Fund                A                   250
MainStay Conservative Allocation Fund                B                   250
MainStay Conservative Allocation Fund                C                   250
MainStay Conservative Allocation Fund                I                   250
MainStay Conservative Allocation Fund                R1                   50
MainStay Conservative Allocation Fund                R2                   50
MainStay Floating Rate Fund                          A                   250
MainStay Floating Rate Fund                          B                   250
MainStay Floating Rate Fund                          C                   250
MainStay Floating Rate Fund                          I                   250
MainStay Growth Allocation Fund                      A                   250
MainStay Growth Allocation Fund                      B                   250
MainStay Growth Allocation Fund                      C                   250
MainStay Growth Allocation Fund                      I                   250
MainStay Growth Allocation Fund                      R1                   50
MainStay Growth Allocation Fund                      R2                   50
MainStay Growth Equity Fund                          A                   250
MainStay Growth Equity Fund                          B                   250
MainStay Growth Equity Fund                          C                   250
MainStay Growth Equity Fund                          I                   250
MainStay Indexed Bond Fund                           A                   250
MainStay Indexed Bond Fund                           B                   250
MainStay Indexed Bond Fund                           C                   250
MainStay Indexed Bond Fund                           I                   250
MainStay Indexed Bond Fund                           R1                  250
MainStay Indexed Bond Fund                           R2                  250
MainStay Intermediate Term Bond Fund                 A                   250
MainStay Intermediate Term Bond Fund                 B                   250
MainStay Intermediate Term Bond Fund                 C                   250
MainStay Intermediate Term Bond Fund                 I                   250
MainStay Intermediate Term Bond Fund                 R1                  250
MainStay Intermediate Term Bond Fund                 R2                  250
MainStay Large Cap Opportunity Fund                  A                   250
MainStay Large Cap Opportunity Fund                  B                   250
MainStay Large Cap Opportunity Fund                  C                   250
MainStay Large Cap Opportunity Fund                  I                   250

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
                                                                  AUTHORIZED SHARES
               NAME OF SERIES                  NAME OF CLASS        (IN MILLIONS)
               --------------                  -------------      -----------------
MainStay Moderate Allocation Fund                    A                   250
MainStay Moderate Allocation Fund                    B                   250
MainStay Moderate Allocation Fund                    C                   250
MainStay Moderate Allocation Fund                    I                   250
MainStay Moderate Allocation Fund                    R1                   50
MainStay Moderate Allocation Fund                    R2                   50
MainStay Moderate Growth Allocation Fund             A                   250
MainStay Moderate Growth Allocation Fund             B                   250
MainStay Moderate Growth Allocation Fund             C                   250
MainStay Moderate Growth Allocation Fund             I                   250
MainStay Moderate Growth Allocation Fund             R1                   50
MainStay Moderate Growth Allocation Fund             R2                   50
MainStay S&P 500 Index Fund                          A                   250
MainStay S&P 500 Index Fund                          B                   250
MainStay S&P 500 Index Fund                          C                   250
MainStay S&P 500 Index Fund                          I                   250
MainStay S&P 500 Index Fund                          R1                  250
MainStay S&P 500 Index Fund                          R2                  250
MainStay Short Term Bond Fund                        A                   250
MainStay Short Term Bond Fund                        B                   250
MainStay Short Term Bond Fund                        C                   250
MainStay Short Term Bond Fund                        I                   250
MainStay Short Term Bond Fund                        R1                  250
MainStay Short Term Bond Fund                        R2                  250
Common Stock (without further classification)                            100

      THIRD: The shares reclassified hereunder have been reclassified by the Board under the authority granted to it in the Charter.

      FOURTH: These Articles Supplementary have been approved by the Board in the manner and by the vote required by law.

      FIFTH: The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under penalties for perjury.

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         IN WITNESS WHEREOF, the Corporation has caused these Articles
Supplementary to be executed under seal in its name and on its behalf by its President and attested to by its Secretary on October 11, 2005.

ATTEST:                                              ECLIPSE FUNDS INC.

_________________________                            ___________________________
Marguerite E. H. Morrison                            Christopher O.Blunt
Secretary                                            President